A Champion in GI With A One Tract Mind Focused on Rare and Unmet Needs in Gastroenterology Short Bowel Syndrome R&D Day NM-002: Proprietary Long-Acting GLP-1 Agonist March 23, 2021

Forward Looking Statements 2 This presentation includes forward-looking statements based upon the Company's current expectations. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) uncertainties associated with the clinical development and regulatory approval of product candidates; (ii) risks related to the inability of the Company to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs; (iii) uncertainties in obtaining successful clinical results for product candidates and unexpected costs and delays that may impact clinical development; (iv) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (v) the impact of COVID-19 on our operations, clinical trials or future financings and (vi) risks associated with the possible failure to realize certain anticipated benefits of the Company's 2020 merger and 2020 acquisition of Naia Rare Diseases, Inc., including with respect to future financial and operating results. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements because of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2020 and in other filings that the Company has made and future filings the Company will make with the SEC. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. The company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

R&D Day Agenda • Introduction - John Temperato, President & CEO • Short Bowel Syndrome Overview & Management – Patrick H. Griffin, MD, CMO • Clinical Impact of Chronic Diarrhea in SBS Patients – Carol Rees Parrish, MS, RDN, University of Virginia Health System • Paradigm Shift to GLP-1 – Patrick H. Griffin, MD, CMO • Phase 1b/2a Results Update and Recap – Patrick H. Griffin, MD, CMO • Clinical & Regulatory Path Forward – Patrick H. Griffin, MD, CMO • Question & Answer Session 3

Introduction John Temperato, President and CEO

 Capital efficient development pathway  Market protection enhancements  Capital efficient commercialization  Payer leverage  Acquire targeted clinical compounds  Agnostic within GI tract if needs are unmet  Rare & unmet needs allows for targeted patient profiling within GI 9 Meters in Circuitous Length - But a Straight-Forward Strategy 5 GI-Centric, Patient-Focused Focus Provides Rare & unmet needs in GI Develop capital efficient + regulatory predicates Commercialize efficient US footprint; strategic ROW partnerships Acquire / Partner aligned to focus

9 Meters Pipeline in Rare and Unmet Need GI Diseases

PROGRAM *INDICATION*	CLASS	ROUTE	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3	UPCOMING MILESTONES
Larazotide *Adult Celiac Disease*	Tight Junction Regulator	Oral; Gut Restricted					Topline readout Phase 3 → 2022
NM-002 *Short Bowel Syndrome*	Long-Acting GLP-1	Injectable					Initiate Phase 2 → 2Q21 Initiate Phase 3 → 4Q21
NM-003 *Orphan Indication TBD*	Long-Acting GLP-2	Injectable					Initiate IND-enabling → 3Q21
NM-102 *Orphan Indication TBD*	Tight Junction Microbiome Modulator	Oral; Gut Restricted					Initiate IND-enabling → 3Q21
NM-004 *Orphan Indication TBD*	Immunomodulator	Oral; Gut Restricted					Lead indication selection → 2021

NOTE: *All programs are New Chemical Entities.*
NOTE: *All programs are globally licensed except NM-004, which excludes Asia, except for Japan.*

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Multiple Potential Inflection Points Over Next 12-18 Months 7 • Initiate Phase 2 NM-002 trial • Obtain USAN name for NM-002 • Attendance at Digestive Disease Week (DDW) conference 2Q 2021 • Initiate IND-enabling pathway for NM-102 • Initiate IND-enabling pathway for NM-003 3Q 2021 • Topline Phase 2 readout of NM-002 trial • American College of Gastroenterology (ACG) conference abstracts/posters • Initiate Phase 3 SBS trial for NM-002 4Q 2021 • Interim analysis for larazotide Phase 3 for celiac disease • Top-line larazotide Phase 3 readout in celiac disease 2022 Evaluate rest-of-world NM-002 and global larazotide partnerships

Short Bowel Syndrome (SBS) is a Debilitating Orphan Disease

- **Orphan disease (orphan designation granted) with an underserved market**
- **Affects up to 20,000 people in the U.S. with similar prevalence in Europe[1,2]**
- **Gattex® (teduglutide) is a GLP-2 analogue approved in US in 2012**
  - ~1,400 patients under management WW
  - ~$600M in global sales in 2019/2020
  - 10th most expensive medicine in US in 2020 ($40,000 per month)

Normal
Length of GI Tract
~ 9.0 m / ~ 30 ft



SBS Patient
Length of GI Tract
Significantly Shortened



[1]Jeppesen P. Expert Opin Orphan Drugs; 1:515-25; [2]Transparency Market Research; Short Bowel Syndrome Market, 2019

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NM-002 Target Product Profile

	NM-002 (proprietary long-acting GLP-1)*	GLP-2 Class
Profile	✓ Long acting GLP-1 receptor agonist ✓ Slows gut motility ✓ Increases time for absorption of key nutrients	– GLP-2 analogue – Expand intestinal mucosa / villous growth – Limited effect on gut motility
Efficacy	✓ Improvements in total stool output volume ✓ Improvements in bowel movement frequency ✓ Diarrhea no longer meal-related ✓ Reduction in nocturnal diarrhea	– Must be on PS to start class of drug – Statistically significant reductions in PS volume – Very low rates of patients weaned off
Onset of Action	✓ Within hours-to-days of dosing	– Weeks to months (2 to 6 months)
Safety	✓ Known target ✓ Transient side effects ✓ Active molecule has over 15 patient years of use	– REMS program; safety concerns include: – Acceleration of neoplastic growth – Intestinal obstruction – Biliary and pancreatic disease
Dosing	✓ Evaluating weekly to up to monthly ✓ Fixed-dosing	– QD injections; newer versions once- or twice- weekly – Weight-based dosing for approved GLP-2 drug

*NM-002 remains investigational and under development

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Patrick H. Griffin MD, FACP – Chief Medical Officer Dr. Griffin became our chief medical officer in February 2019. Previously, Dr. Griffin served as executive vice president and chief medical officer of Synergy Pharmaceuticals from January 2015 through November 2018, and senior vice president and chief medical officer May 2013 through January 2015. From March 2012 to April 2013, Dr. Griffin served as chief medical officer and senior vice president of development at ImmusanT, Inc. From March 2009 until January 2012, Dr. Griffin served as associate vice president, clinical development and head of external innovation at Sanofi-Aventis (now Sanofi). He is a board-certified physician in both internal medicine and gastroenterology, and is a Fellow of the American College of Physicians. He received his medical degree from Columbia University, completing a residency in internal medicine at Presbyterian Hospital in New York, and a fellowship in gastroenterology at Brigham and Women’s Hospital in Boston. Following his residency and fellowship, Dr. Griffin joined the medical faculty of Columbia College of Physicians and Surgeons, where he held a number of academic, clinical research, teaching and management positions, and a private practice in New York. 10

Short Bowel Syndrome Overview & Management Patrick H. Griffin, MD, FACP, CMO

Short Bowel Syndrome (SBS) is a Debilitating Orphan Disease

- **Severe disease characterized by a near-complete lack of gut motility with significant impact on quality of life**
  - Impaired intestinal absorption, diarrhea & metabolic complications[1]
- **Limited treatment options with potential life-long dependency on parenteral support (PS)**
  - Complex and costly parenteral nutritional support to survive; risk of life-threatening infections & extra-organ impairment[2]
- **Typical SBS patient etiology[3]:**
  - Irreversible inflammatory bowel disease
  - Motor vehicle accident
  - Atherosclerotic heart disease of mesentery circulation
  - Congenital disease

Normal Length of GI Tract ~ 9.0 m / ~ 30 ft	**SBS Patient** Length of GI Tract Significantly Shortened
	

[1]Amiot A et al. Clin Nutr 2013;32:368–74; Boland E et al. Am J Surg 2010;200:690–3; [2]Bielawska B. Nutrients 2017;9:466–79; Pironi L et al. Clin Nutr 2016;352:247–307; Hofstetter S et al. Curr Med Res Opin 2013;29:495–504. [3] Jeppesen 2014

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SBS Patient Perspective on Chronic Diarrhea Indicative of Significant Impact Over the Last Decade 13 Patient quotes from NPS market research; Source: SEC 8-k April 2010 NPS Pharmaceuticals Inc. If you want a one-word description [of living with Short-Bowel Syndrome], it’s ’hell’. It changes your whole life, it ruins your life. There are ups and downs – mostly downs. It’s very difficult to manage, very difficult. I’m going so much I have no life. I can’t go anywhere – you go out anywhere you keep going to the bathroom. The bathroom is probably the most annoying thing… I always have plastic bags with me and because my bag will fill up really fast… I’ve emptied it on the subway... If you do it really fast, people have no idea what’s going on, but it’s still a pain to do.

Treatment Options: Nutrition and Hydration

- **Absorption capacity for nutrition, fluid, and electrolytes is proportional to:**
  - Length of small bowel
  - Segments of the intact bowel
  - Absorptive quality of remnant bowel
  - Individual capacity for GI mucosal adaptation

- **PN/IV support provides the nutrition, fluid, and electrolytes necessary to maintain health and body weight**
- **IV fluids and electrolytes are required due to fluid loss**

- **Two years after bowel resection, PN/IV dependence is 49%, decreasing only slightly at 5 years to 45%**

Tappenden KA. J Parenter Enteral Nutr. 2014;38(1 Suppl):23S-31S.; Jeppesen PB. J Parenter Enteral Nutr. 2014;38(1 Suppl):8S-13S.; Messing B et al. Gastroenterology. 1999 Nov;117(5):1043-50.

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Treatment Options: GLP-2 Mechanism of Drug Class
Trophic gut peptide increases villous height and crypt depth

Approved therapy:

- GLP-2 class to promote intestinal growth (teduglutide approved in US in 2012, long-acting analogues in development)
- All GLP-2 analogues have the same mechanism likely requiring long-term treatment to achieve significant benefit
- Clinically relevant reduction in PS volume with GLP-2s is delayed


Gut Lumen
Endotoxins
Nutrients
Bacterial Metabolites
Intestinal Mucosal Epithelium
Enterocyte
L Cell
IEL
GLP- 1R
GLP- 1
GLP- 1
GLP- 2
Control
GLP-2

Murine model of GLP-2 effects on gastrointestinal villus/crypt architecture adapted from *Drucker DJ, Erlich P,et al. Proc Natl Acad Sci U S A. 1996; 93:7911. National Academy of Sciences, USA*

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Treatment Options: Supportive Care • SBS supportive symptom care: ‒ Growth hormone and glutamine (approved) ‒ Antidiarrheals: loperamide, diphenoxylate/atropine, diluted tincture of opium, codeine ‒ Antiemetics for chronic nausea (e.g. 5HT3 antagonists) ‒ Acid suppressors: PPI, H2RA ‒ Antibiotics: small intestinal bacterial overgrowth ‒ Bile acid sequestering agents • Surgical augmentation and intestinal transplant – for specific cases 16

17 Patients With SBS Typically Have No Natural GLP-1 • GLP-1 is naturally produced in a portion of ileum that is removed during surgical resection • Natural GLP-1 prevents the GI tract from moving rapidly: known as an “ileal brake” • Without this brake, there is a lack of gut motility, causing an SBS patient’s remaining bowels to empty rapidly and frequently • Inability to absorb nutrients and fluids • Intractable diarrhea with frequent bowel movements and excessive stool output • GLP-2 analogues do not appreciably slow down the gut to affect rapid transit time associated with SBS • An ideal therapy for SBS patients should: • Be safe and tolerable, while providing convenient dosing & administration • Rapidly decrease gut motility to improve absorption of nutrients and fluids • Rapidly reduce total stool output (TSO) volume & bowel movement frequency Illustration of one phenotype of SBS with colon-in-continuity; Other phenotypes exist with and without colon-in-continuity

Speaker: Carol Rees Parrish, MS, RDN Carol Parrish has 30 years of clinical experience, the past 20 of which have been spent specializing in nutrition support and GI disorders at the University of Virginia Health System (UVAHS), Digestive Health Center of Excellence. Carol founded the Medicine Nutrition Support Service in 1991, began the home nutrition support program at the UVAHS Home Health Company, developed the GI Nutrition Clinic, originated our Celiac Support Group, and is the co-founder of both nutrition support traineeship programs. She has been the nutrition series editor for the popular Practical Gastroenterology Journal’s Nutrition Series since 2003. Previously, she was a clinical nutritionist at Fairfax Hospital from 1981-1990 and a nutrition counselor at multiple practices from 1984-1990. Ms. Parrish received her Bachelor of Science from the University of California, Davis, and a Master of Science from Rosalind Franklin University of Medicine and Science. She completed her general internship at Milwaukee County Medical Complex. In addition to being a member of many professional affiliations, Ms. Parrish has written multiple abstracts, chapters, and publications. 18

The Clinical Impact of Chronic Diarrhea Importance in SBS Patients Carol Rees Parrish, MS, RDN University of Virginia

UVA Health Available at no cost to patients & clinicians @ www.shortbowelsyndrome.com under “sign up at top” NOTE: New 2021 version will be available this summer 20

Paradigm Shift to GLP-1 NM-002: Proprietary Long-Acting GLP-1 Agonist Patrick H. Griffin, MD, FACP, CMO

Why is a paradigm shift needed? • Chronic diarrhea due to malabsorption in SBS has not been fully addressed with current treatments. • Relief from incessant diarrhea continues to be a high unmet need and requires a solution for all SBS patients, independent of parenteral requirements. • NM-002 is a proprietary long-acting GLP-1 agonist which may address the root cause of this unmet need. 22

In a shortened bowel, motility is increased, reducing nutrient uptake and causing quicker movement of food through the bowel. Typical Short Bowel Syndrome Short Bowel Syndrome with GLP-1 GLP-1 travels through the blood, which affects gut motility elsewhere in the body. Motility is slowed, allowing more time for nutrient uptake. Low nutrient uptake NM-002 Replaces GLP-1 and Restores the “Ileal Brake” NM-002 rapidly replaces physiological effects of missing GLP-1 to normalize GI transit with potentially twice or once-monthly dosing. 23

NM-002 is XTENylated™ Creating Ultra-Long Half-Life


Exenatide
4.2 kDa
His Gly Glu Gly Thr Phe Thr Ser Asp Leu Ser Lys Gln Met Glu Glu Glu Ala Val Arg Leu Phe Ile Glu Trp Leu Lys Asp Gly Gly Pro Ser Ser Gly Ala Pro Pro Ser

- Dipeptidyl peptidase 4 cleaves native GLP-1 and GLP-2 in minutes
- Exenatide still limited by half-life (2.5 h)
- Long-acting depot formulation (Bydureon®) not optimized for SBS
- NM-002 is created in recombinant process via technology licensed from Amunix
- XTENylation process is a recombinant protein engineering method to fuse protein polymers using a limited number of AAs


Exe
XTEN
P
Kan^R
ORI
NM-002
80 kDa

Source: Amunix Pharmaceuticals, Inc. Mountain View, CA; ORI – origin of replication; KAN^R – Kanamycin resistance gene

XTENylation Key Benefits:

- **Increases exenatide half-life from 2 to ~170 h in PK modelling**
- Not PEGylation conjugation
- Fully recombinant process
- Increased drug stability
- Reduced immunogenicity
- Fully biodegradable
- Defined chemical structure
- Purifiable drug product
- Manufacturing known and scalable
- Clinically validated: Human PoC using exenatide-XTEN completed; multiple other targets also completed clinical studies in > 200 patients

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25 NM-002 Pharmacokinetics Supports Target Product Profile All parameters are mean values. 1. One 50 mg dose patient did not receive a 2nd dose Source: Pharmacokinetic data from NM-002 Phase 1b/2a trial in short bowel syndrome Day Parameter 50 mg Cohort (n=3) 100 mg Cohort (n=4) 150 mg Cohort (n=2) 1 Mean AUC0-t (h*ng/mL) 1481465.77 2849924.89 2651203.79 Mean Cmax (ng/mL) 13893.92 24894.00 24347.01 Mean Tmax (h) 144 150 168 Day Parameter 50 mg Cohort (n=2)1 100 mg Cohort (n=4) 150 mg Cohort (n=2) 15 Mean AUC0-t (h*ng/mL) 5151279.93 11558003.89 15518762.38 Mean Cmax (ng/mL) 19067.26 46097.44 58973.28 Mean Tmax (h) 84.0 108 84.0 Se ru m c on ce nt ra tio n (n g/ m L) NM-002 50 mg NM-002 100 mg NM-002 150 mg

Short Bowel Syndrome NM-002 Phase 1b/2a Results Patrick H. Griffin, MD, FACP, CMO

Phase 1b/2a Study: SBS Clinical Trial Design 27 Screening 50 mg cohort n = 2 100 mg Cohort n = 2 50 mg Cohort n = 1 100 mg Cohort n = 2 Total n=9 7 Day Safety Assessment 150 mg Cohort n = 1 150 mg Cohort N = 1 7 Day Safety Assessment 7 Day Safety Assessment Open label, two-dose, dose escalation study of NM-002 in adult patients with SBS NM-002 given twice, at 3 different dose levels, in 3 cohorts Doses were administered on Days 1 and 15 by subcutaneous injection. Patients followed for 6 weeks after the second dose. Main outcomes: Safety & tolerability Key secondary outcomes: Total stool output(TSO); bowel movement frequency; urine output*; parenteral support; PK Overall demographics in trial: 5m/4f (8 Caucasian) ; avg.age = 51.8 y; avg.height = 175.1 cm; avg.weight = 68.0 kg; avg.BMI = 22.1 kg.m-2 *The study protocol called for an analysis of urine output, however, it proved difficult to measure in an ambulatory setting.

50 mg Cohort (n=3) 100 mg Cohort (n=4) 150 mg Cohort (n=2) Any exposure to NM-002 (n=9) System Organ Class Preferred Term # of subjects n (%) # of events n # of subjects n (%) # of events n # of subjects n (%) # of events n # of subjects n (%) # of events n TEAEs 3 (100.0) 7 3 (75.0) 6 2 (100.0) 4 8 (88.9) 17 Gastrointestinal disorders -Nausea -Vomiting 2 (66.7) 6 2 (50.0) 5 2 (100.0) 3 6 (66.7) 14 2 (66.7) 3 2 (50.0) 3 2 (100.0) 2 6 (66.7) 8 2 (66.7) 3 1 (25.0) 2 1 (50.0) 1 4 (44.4) 6 General disorders and administrative site conditions -Oedema 1 (33.3) 1 0 (0.0) 0 0 (0.0) 0 1 (11.1) 1 1 (33.3) 1 0 (0.0) 0 0 (0.0) 0 1 (11.1) 1 Nervous system disorders -Dizziness 0 (0.0) 0 0 (0.0) 0 1 (50.0) 1 1 (11.1) 1 0 (0.0) 0 0 (0.0) 0 1 (50.0) 1 1 (11.1) 1 Skin and subcutaneous tissue disorders -Rash 0 0 1 (25.0) 1 0 (0.0) 0 1 (11.1) 1 0 0 1 (25.0) 1 0 (0.0) 0 1 (11.1) 1 28 Phase 1b/2a Trial: Treatment Emergent Adverse Events NM-002 was generally safe and well tolerated: 17 treatment-emergent adverse events (TEAEs) were observed in 9 patients, 15 of which were mild, transient and self-limited without further intervention. The majority of TEAEs were GI-related (nausea and vomiting).

Patient NM-002 Dose (mg) Baseline (mL) First 48 Hours Post Dose 1 (mL) Change from Baseline (mL) First 48 Hours Post Dose 2 (mL) Change from Baseline (mL) 1 50 22508 12550 −9958 13950 −8558 2 50 1900 200 −1700 300 −1600 61 50 1175 350 −825 - - 3 100 720 615 −105 325 −395 4 100 1285 420 -865 24502 1165 5 100 2280 2000 −280 1940 −340 7 100 5390 3010 -2380 2600 -2790 8 150 2570 2150 -420 1480 -1090 9 150 4850 3900 -950 3000 -1850 29 Phase 1b/2a Efficacy: Total Stool Output (TSO) Lasting effect seen in patients, confirming single ascending dose T2DM study data (Cleland, et. al.) 1. Patient 06 did not receive a 2nd dose. 2. The baseline prior to the second dose in this patient was substantially higher than the original baseline volume due to rapid increase in oral intake.

Patients 1 & 3 have an ostomy, therefore missing from the bowel frequency table; total stool output (previous slide) more relevant in these patients 30 Phase 1b/2a Efficacy: Bowel Movement Frequency Patient NM-002 Dose (mg) Baseline (#) First 48 Hours Post Dose 1 (#) Change from Baseline (#) First 48 Hours Post Dose 2 (#) Change from Baseline (#) 2 50 22 1 −21 4 −18 61 50 5 8 3 - - 4 100 20 20 0 10 −10 5 100 8 11 3 13 5 7 100 22 17 -5 10 -12 8 150 12 9 -3 9 -3 9 150 13 9 -4 8 -5 1. Patient 06 did not receive a 2nd dose

Urine Output Unreliable In This Ambulatory Setting Trial 31 To date, urine output has not been an efficacy endpoint for any SBS development program and there are currently no plans to use this as an end measure in our go-forward clinical and regulatory path.

Parenteral Support: Data from 2/5* Patients on NM-002 After Only Two Doses 32 *5 of 9 total patients in the trial were on PS; the remaining 3 patients (not shown) had no worsening of PS values and were stable on baseline PS

SF-36 Quality of Life Questionnaire Results 33 Results of the SF-36 Quality of Life instrument show directional improvement in multiple elements of health status over the course of this study.

Summary of Study Results 34 Study met its primary objective: NM-002 demonstrated an excellent safety and tolerability profile NM-002 demonstrated a clinically relevant improvement in total stool output (TSO) volume, supporting a clear “GO” decision for next phase of development Data support twice monthly fixed dosing regimen (or better) Rapid improvement in clinically relevant efficacy outcomes1: • All 9 patients showed meaningful reduction in total stool output volume within 48 hours of first dose -Average TSO reduction of 42% from baseline in all 9 patients at 48 hours post dose 1 • Efficacy seen with 1st dose carried through to 2nd dose at Day 15 -Average TSO reduction of 46% from baseline in 7/8 patients within 48 hours post dose 22 • Bowel movement frequency: 4/7 after receiving 1 dose and 5/6 after receiving 2 doses had reductions • Parenteral support: 2 of 5 patients on PS in this trial had reduction after each dose • Quality of life: SF-36 data suggests overall improvements in general well-being in this trial 1. Given the size of the study population, note that the trial was not powered for efficacy analyses. 2. Excludes 1 patient that did not receive a 2nd dose, and another patient that had substantial increase in oral intake prior to 2nd dose.

Clinical and Regulatory Path Forward Patrick H. Griffin, MD, FACP, CMO

FDA Response on Planned Phase 2 Program 36 Secondary endpoints will include parenteral requirements, diarrhea impact, meal-related stool output, nocturnal stool output, sleep quality and quality of life FDA Type C meeting communication supports plan to initiate Phase 2 study with NM-002 for SBS using Total Stool Output (TSO) as the primary efficacy outcome measure Multi-center, double-blind, double-dummy, randomized placebo-controlled trial; FDA has provided global anchor questions and specific guidance for performance of exit interviews to support clinical meaningfulness of observed efficacy

Goals of Phase 2 Trial • Remote trial execution in Covid-19 environment (Telehealth, remote outcome assessments, e.g., oral intake & TSO) • Remote outcome measurements ‒ stool output volume ‒ oral intake volume ‒ body weight ‒ vital signs, etc. • Identify most efficacious, safe dose compared to placebo • Confirm target patient population (parenteral support not a requirement) 37

Proposed NM-002 Study Design & Timeline 38 Group n Treatment Day 0 7 14 21 28 1 6 50 mg PBO 50 mg PBO 50 mg 2 6 100 mg PBO 100 mg PBO 100 mg 3 6 50 mg 50 mg 50 mg 50 mg 50 mg 4 4 PBO PBO PBO PBO PBO • Study population: all comers (regardless of phenotype and/or PS requirement) • Site selection finalized: 5 (primary) + 1 (backup) • Timeline: study initiation on target for 2Q 2021

Managing the Phase 2 Program During Covid-19 39 • Data collection considerations • Training, communication and management of the trial team • Patient recruitment • Patient retention during the trial • Managing investigational drug product & matching placebo • Patient study sample management • Monitoring & audit of study • Study close-out, completion & data analysis

Informing the NM-002 Phase 3 SBS Clinical Program 40 Based on current data we project a double-blind treatment period of 12 weeks enrolling 80-100 patients followed by adequate long-term safety timeline to be determined. teduglutide (approved) glepaglutide (Phase 3 investigational agent) apraglutide (phase 3 investigational agent) Phase 3 patient number 173 129 144 Duration of double- blind treatment 24 weeks 24 weeks 48 weeks (efficacy at 24 weeks) No. of groups 2 (1 drug/1 pbo) 3 (2 drug/1 pbo) 2 (1 drug/1 pbo) Duration of safety extension 30 months 2 Years* N/A Source: Gattex® Prescribing Information; *Clinicaltrials.gov accessed March 18, 2021

April Pending USAN Name NM-002 Near Term Inflection Points 41 March 23 9 Meters SBS R & D Day -Full data set review 2020 2021 2Q21 Phase 2 initiation -22 patient trial starts 4Q21 Topline Phase 2 results 4Q21 Phase 3 SBS study initiation Early December Topline Phase 1b/2a results

Thank You John Temperato President & CEO jtemperato@9meters.com Edward Sitar Chief Financial Officer esitar@9meters.com 8480 Honeycutt Road, Suite 120 Raleigh, NC 27615 Telephone: 1-919-275-1933 info@9meters.com www.9meters.com Twitter LinkedIn